UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2006

The Rowe Companies

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-10226	54-0458563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Blvd, Suite 710, McLean, Virginia 22102

(Address of Principal Executive Offices    Zip Code)

Registrant’s telephone number, including area code: 703-847-8670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 20, 2006, The Rowe Companies (the “Company”) and certain of its subsidiaries, including Rowe Furniture, Inc. (“Rowe Furniture”) (collectively, the “Sellers"), entered into an Asset Purchase Agreement (the "APA") with Lexington-Rowe Furniture Holding Corp. providing for the sale of substantially all of the assets of the Sellers ("Asset Sale"). The Asset Sale remains subject to approval of the United States Bankruptcy Court for the Eastern District of Virginia ("Bankruptcy Court") and a hearing has been set for January 19, 2007 for approval of the Asset Sale.

As set forth in the APA, the total consideration for the assets is $31,000,000, comprised of $24,000,000 in cash, and up to $7,000,000 in the assumption of certain obligations of the Sellers. The total purchase price is subject to adjustment as set forth in the APA.

In addition, the assets to be sold as part of the Asset Sale will be exposed to auction on January 18, 2007, and in the event that a better and higher bid is received at that auction, the Sellers will seek approval of the Asset Sale to that higher bidder at the sale hearing on January 19, 2007. As part of the competitive bidding and the January 18, 2007 auction, the Bankruptcy Court has also approved certain bid protections to Lexington-Rowe Furniture Holding Corp. that would entitle Lexington-Rowe Furniture Holding Corp. to the payment of $400,000 in expense reimbursement and as much as $450,000 as a break up fee in the event that certain provisions allowing for the payment of the expense reimbursement and the break up fee as set forth in the APA are satisfied.

A copy of the APA is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 20, 2006, the Company and Rowe Furniture filed, and on December 21, 2006, Storehouse, Inc., a subsidiary of the Company (“Storehouse”), filed, with the Bankruptcy Court and the U.S. Trustee in connection with the Chapter 11 proceedings initiated by the Company, Rowe Furniture and Storehouse on September 18, 2006, monthly operating reports (“Monthly Operating Reports”) for the fiscal month of November 2006. The balance sheet and income statement of each of the Company, Rowe Furniture and Storehouse included as part of their respective Monthly Operating Reports are attached as Exhibits 99.2, 99.3 and 99.4 to this report and are incorporated herein by reference. Certain exhibits to and other portions of the Monthly Operating Reports are not included in Exhibits 99.2, 99.3 and 99.4, but are available at the office of the U.S. Trustee and the Bankruptcy Court.

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Operating Reports, which contain unaudited information and are in a format prescribed by applicable bankruptcy law. There can be no assurance that the Monthly Operating Reports are complete. The Monthly Operating Reports are not consolidated, do not reflect inter-company eliminations and do not reflect the other subsidiaries of the Company which are not subject to the Chapter 11 proceedings. Accordingly, the Monthly Operating Reports do not attempt to reflect the consolidated financial condition and results of operations of the Company under accounting principles generally accepted in the United States. Results set forth in the Monthly Operating Reports should not be considered indicative of future results.

The information in this report under the heading “Item 7.01 Regulation FD Disclosure,” including Exhibits 99.2, 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions, as well as the use of future dates, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the Company, Rowe Furniture and Storehouse to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by them from time to time, including, without limitation, the approval of the Asset Sale as described in this report; the ability of the Company, Rowe Furniture and Storehouse to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; the outcome of the previously reported going out of business sale of Storehouse; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company, Rowe Furniture and Storehouse to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors, suppliers and service providers and its ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the liquidity or results of operations of the Company and its subsidiaries; the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to attract, motivate and/or retain key executives and associates and to attract and retain customers; economic conditions; labor costs; financing availability and costs; changes from anticipated levels of sales, whether due to future national or regional economic and competitive conditions, customer acceptance of existing and new products, or otherwise; pending or future litigation; pricing pressures due to excess capacity; raw material cost increases; transportation cost increases; the inability of a major customer to meet its obligations; loss of significant customers in connection with a merger, acquisition, redisposition, bankruptcy or otherwise; actions of current or new competitors; increased advertising costs associated with promotional efforts; change of tax rates; change of interest rates; future business decisions and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the Company. Additional risks are described in the Company’s previous annual and quarterly filings with the Securities and Exchange Commission. These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of the Company, Rowe Furniture and Storehouse, and the Company’s common stock and other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01	– Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of December 20, 2006 among Lexington-Rowe Furniture Holding Corp. and The Rowe Companies and the Other Sellers Named Therein

99.2	Balance sheet and income statement included as part of Monthly Operating Report of The Rowe Companies for the November 2006 fiscal month

99.3	Balance sheet and income statement included as part of Monthly Operating Report of Rowe Furniture, Inc. for the November 2006 fiscal month

99.4	Balance sheet and income statement included as part of Monthly Operating Report of Storehouse, Inc. for the November 2006 fiscal month

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES
Registrant

Date: December 27, 2006	/s/ Garry W. Angle
Garry W. Angle
Vice President-Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of December 20, 2006 among Lexington-Rowe Furniture Holding Corp. and The Rowe Companies and the Other Sellers Named Therein

99.2	Balance sheet and income statement included as part of Monthly Operating Report of The Rowe Companies for the November 2006 fiscal month

99.3	Balance sheet and income statement included as part of Monthly Operating Report of Rowe Furniture, Inc. for the November 2006 fiscal month

99.4	Balance sheet and income statement included as part of Monthly Operating Report of Storehouse, Inc. for the November 2006 fiscal month